Exhibit 99.1

Kineta, Inc. Announces $3 Million Registered Direct Offering Priced At-The-Market under Nasdaq Rules

SEATTLE, October 4, 2023 –Kineta, Inc. (Nasdaq: KA) (the “Company” or “Kineta”), a clinical-stage biotechnology company focused on the development of novel immunotherapies in oncology that address cancer immune resistance, announced today that it has entered into a definitive agreement for the purchase and sale of 890,208 shares of the Company’s common stock (or pre-funded warrants in lieu thereof) at a purchase price of $3.37 per share of common stock (or pre-funded warrant in lieu thereof) in a registered direct offering priced at-the-market under Nasdaq rules. In a concurrent private placement, the Company will issue unregistered warrants to purchase up to 890,208 shares of common stock with an exercise price of $3.25 per share which will be immediately exercisable for a period of five and one-half years following issuance. The closing of the offering is expected to occur on or about October 5, 2023, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds from the offering, before deducting the placement agent's fees and other offering expenses, are expected to be approximately $3 million. The Company intends to use the net proceeds from this offering for working capital purposes.

The shares of common stock, pre-funded warrants and shares of common stock underlying the pre-funded warrants (but not the warrants or the shares of common stock underlying the warrants) described above are being offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-269340), previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective on January 30, 2023. The offering of the shares of common stock and pre-funded warrants is made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the registered direct offering will be filed with the SEC. Electronic copies of the prospectus supplement, when available, may be obtained on the SEC’s website at http://www.sec.gov and may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The warrants described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Kineta:

Kineta is a clinical-stage biotechnology company with a mission to develop next-generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate

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immunity and is focused on discovering and developing potentially differentiated immunotherapies that address the major challenges with current cancer therapy. The company’s immuno-oncology pipeline includes KVA12123, a novel VISTA blocking immunotherapy currently in a Phase 1/2 clinical trial in patients with advanced solid tumors, and a preclinical monoclonal antibody targeting CD27. For more information on Kineta, please visit www.kinetabio.com, and follow Kineta on Twitter, LinkedIn and Facebook.

KVA12123 is a VISTA (V-domain Ig suppressor of T cell activation) blocking immunotherapy in development as a twice weekly infusion. The drug is being evaluated in a Phase 1/2 clinical trial for patients with advanced solid tumors. Competitive therapies targeting VISTA have demonstrated either poor monotherapy anti-tumor activity in preclinical models or induction of cytokine release syndrome (CRS) in human clinical trials. Through the combination of unique epitope binding and an optimized IgG1 Fc region, KVA12123 demonstrates strong monotherapy tumor growth inhibition in preclinical models without evidence of CRS in clinical trial participants. KVA12123 effectively de-risks the VISTA target and provides a novel approach to address immune suppression in the tumor microenvironment (TME) with a mechanism of action that is differentiated and complementary to T cell focused therapies. KVA12123 may be an effective immunotherapy for many types of cancer including non-small cell lung (NSCLC), colorectal, renal cell carcinoma, head and neck, and ovarian cancer.

Cautionary Statements Regarding Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Kineta’s current beliefs, expectations and assumptions regarding the future of Kineta’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: the completion of the offering, the satisfaction of customary closing conditions related to the offering, the intended use of proceeds from the offering, the adequacy of Kineta’s capital to support its future operations (including its ability to complete the second tranche of the previously disclosed contemplated private placement in the fourth quarter of 2023) and its ability to successfully initiate and complete clinical trials; the difficulty in predicting the time and cost of development of Kineta’s product candidates; Kineta’s plans to research, develop and commercialize its current and future product candidates, including, but not limited to, KVA12123; the timing and anticipated results of Kineta’s planned pre-clinical studies and clinical trials and the risk that the results of Kineta’s pre-clinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials; the timing of the availability of data from Kineta’s clinical trials; the timing of any planned investigational new drug application or new drug application; the risk of cessation or delay of any ongoing or planned clinical trials of Kineta or its collaborators; the clinical utility, potential benefits and market acceptance of Kineta’s product candidates; Kineta’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Kineta’s competitors and its industry; the impact of government laws and regulations; the timing and outcome of Kineta’s planned interactions with regulatory authorities; Kineta’s ability to protect its intellectual property position; Kineta’s

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estimates regarding future revenue, expenses, capital requirements and need for additional financing; the intended use of proceeds from the registered direct offering completed in April 2023; and those risks set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 31, 2023 and Quarterly Report on Form 10-Q filed with the SEC on August 11, 2023, as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, Kineta undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Investor Contact:

Jacques Bouchy

EVP Investor Relations & Business Development

+1 206-378-0400

jbouchy@kineta.us

Investor Relations:

John Mullaly

LifeSci Advisors, LLC

jmullaly@lifesciadvisors.com

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